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                                                                   EXHIBIT 10.15

                            CHANGE IN TERMS AGREEMENT

 PRINCIPAL        LOAN DATE      MATURITY       LOAN NO         CALL / COLL     ACCOUNT       OFFICER     INITIALS
$1,000,000.00     04-29-2005    05-02-2006      70000105           0344          2990           KO

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

BORROWER: MEDAIRE, INC.                          LENDER: DESERT HILLS BANK
          80 EAST RIO SALADO PARKWAY, SUITE 610          3001 E. CAMELBACK ROAD
          TEMPE, AZ 85281                                PHOENIX, AZ 85016

PRINCIPAL AMOUNT:  $1,000,000.00
INITIAL RATE:  6.500%
DATE OF AGREEMENT: APRIL 29, 2005

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note Number 70000105 dated April 29, 2003 in the original principal amount of $1,000,000.00 to Borrower and any modifications and/or renewals thereof.

DESCRIPTION OF COLLATERAL. Borrower acknowledges this Note is secured by: (A) A Commercial Security Agreement dated April 29, 2003.

DESCRIPTION OF CHANGE IN TERMS. The Maturity date is hereby extended from April 29, 2005 to May 2, 2006. The monthly interest payment date is changed from the 29th of each month to the second of each month. The late charge is amended according to the late charge section. All other terms and conditions shall remain the same and in full force.

PROMISE TO PAY. MEDAIRE, INC. ("BORROWER") PROMISES TO PAY TO DESERT HILLS BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF ONE MILLION & 00/100 DOLLARS ($1,000,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN FULL IMMEDIATELY UPON LENDER'S DEMAND. IF NO DEMAND IS MADE, BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON MAY 2, 2006. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING JUNE 2, 2005, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ANY ACCRUED UNPAID INTEREST; THEN TO PRINCIPAL; THEN TO ANY LATE CHARGES; AND THEN TO ANY UNPAID COLLECTION COSTS. INTEREST ON THIS AGREEMENT IS COMPUTED ON A 365/360 SIMPLE INTEREST BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an independent index which is the Money Rate Section of the Western Edition of the Wall Street Journal Prime Rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 5.750% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THE NOTE WILL BE AT A RATE OF 0.750 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 6.500% PER ANNUM. NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law.

EFFECTIVE RATE. Borrower agrees to an effective rate of interest that is the rate specified in this Agreement plus any additional rate resulting from any other charges in the nature of interest paid or to be paid in connection with this Agreement.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Desert Hills Bank, Attn: Loan Servicing, 3001 E. Camelback Road Phoenix, AZ 85016.

LATE CHARGE. II a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $25.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, at Lender's option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Agreement (including any increased rate). Upon default, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Agreement to 5.750 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

      PAYMENT DEFAULT. Borrower fails to make any payment when due under the Indebtedness.

      OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

      DEFAULT IN FAVOR OF THIRD PARTIES. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to perform Borrower's obligations under this Agreement or any of the Related Documents.

      FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor of forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

      EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

      CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

      ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

      INSECURITY. Lender in good faith believes itself insecure.

                           CHANGE IN TERMS AGREEMENT
                                  (Continued)
LOAN NO : 70000105                                                        PAGE 2

      CURE PROVISIONS. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. However, Borrower will only pay attorneys' fees of an attorney not Lender's salaried employee, to whom the matter is referred after Borrower's default. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Arizona without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Arizona.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of MARICOPA County, State of Arizona.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Agreement is secured by A COMMERCIAL SECURITY AGREEMENT DATED APRIL 29, 2003.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested either orally or in writing by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following person currently is authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of his or her authority: JOAN SULLIVAN GARRET, President of MEDAIRE, INC. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Desert Hills Bank
Attn: Loan Servicing 3001 E. Camelback Road Phoenix, AZ 85016.

MISCELLANEOUS PROVISIONS. This Agreement is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Agreement on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

MEDAIRE, INC.

BY:   /s/  Joan S. Garrett
   -------------------------------------------------
   JOAN SULLIVAN GARRETT, PRESIDENT OF MEDAIRE, INC.